UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: April 20, 2005

(Date of earliest event reported):

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA (State or other jurisdiction of incorporation)	1-4928 (Commission File No.)	56-0205520 (IRS Employer Identification No.)
526 South Church Street
Charlotte, North Carolina	28202-1904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 20, 2005, as part of an organizational rotation within the registrant’s financial operations, the Board of Directors of the registrant approved the appointment of Steven K. Young as Vice President and Controller of the registrant, effective June 1, 2005.   Mr. Young, currently group vice president and chief financial officer for Duke Power Company, a division of the registrant, will succeed Keith G. Butler, who will become Vice President of Corporate Tax for the registrant effective June 1, 2005.

Mr. Young, 46, was appointed vice president of rates and regulatory affairs for Duke Power in April 1998. He was named senior vice president and chief financial officer for Duke Power in February 2003, and named to his current position in March 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By: /s/ Edward M. Marsh, Jr. —————————————
Edward M. Marsh, Jr.
Deputy General Counsel and
Assistant Secretary

Date: April 22, 2005